UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): April 27, 2010


                         COMMUNITY FIRST BANCORPORATION


Incorporated under the     Commission File No. 000-29640         I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  58-2322486

                             449 Highway 123 Bypass
                          Seneca, South Carolina 29678

                            Telephone: (864) 886-0206

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.07  Submission of Matters to a Vote of Security Holders.

         The Company held its Annual Meeting of Shareholders on April 27, 2010. At that meeting three directors were elected to each serve three year terms. The voting results were as follows:

Name                         FOR             WITHHOLD        BROKER NON-VOTES
----                         ---             --------        ----------------

Robert H. Edwards          2,164,492          2,731              792,431
Blake L. Griffith          2,164,492          2,731              792,431
Gary V. Thrift             2,167,223              0              792,431

The following directors' terms of office continued after the Annual Meeting:

Larry S. Bowman, M.D. (2012), William M. Brown (2012), John R. Hamrick (2012), Frederick D. Shepherd, Jr. (2012), James E. McCoy (2011), James E. Turner
(2011), and Charles L. Winchester (2011).

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COMMUNITY FIRST BANCORPORATION

                                            (Registrant)

Date: April 27, 2010                By: /s/ Frederick D. Shepherd, Jr.

                                            ------------------------------------
                                            Frederick D. Shepherd, Jr.
                                            President